Certain identified information redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

DBS Live more Bank less

BANK'S COPY
PLEASE SIGN AND RETURN

PRIVATE & CONFIDENTIAL

Relationship Manager: Lim Chee Hong
Contact No: 6878 4838

26 May 2020

IFSC PTE. LTD.
1 Bukit Batok Crescent
#06-49 WCEGA Plaza
Singapore 658064

Attn: Mr Aloysius Chong

Dear Sirs

BANKING FACILITY(IES)

We are pleased to offer you the banking facility(ies) described below (the "Facility(ies)") upon the terms and conditions set out in this facility letter.

1.1 **FACILITY(IES)**

(a)	**COMMITTED FACILITIES**	**LIMITS (S$)**
(i)	Enterprise Financing Scheme (EFS) Temporary Bridging Loan I (TBL I)	1,000,000/- or any lower limit which Enterprise Singapore may approve

We will notify you in the event the final facility limit granted/approved by Enterprise Singapore is lower than the limit stated above.

2.1 **PRICING AND TERMS**

EFS TBL I	Purpose: For working capital purposes in relation to research and development expenses. You are solely responsible for the application of moneys for the purposes aforesaid. Interest Rate: 2.75% per annum on monthly rests. Tenor: 4 years Availability Period: Available for drawdown within 3 months from the date of this facility letter unless otherwise extended by us. Disbursement: Lumpsum directly to your current account maintained with us. Repayment: 48 monthly instalments comprising principal and interest. We will notify you of the monthly instalment amount and each change thereof (including any change in the applicable interest rate) as well as the commencement date(s).

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care:
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

	Prepayment: Allowed in whole or in part in integral multiples of S$1,000/- each or such other amount as we may determine from time to time, subject to 1 month's prior written notice or payment of 1 month's interest in lieu of notice. Any partial prepayment shall not affect the amount of monthly instalments payable. Cancellation: • Flat rate of 1.50% of the loan amount (or any part thereof) cancelled at any time after your acceptance of this facility letter is payable on the date of cancellation. • Any portion which remains undrawn at the expiry of the Availability Period shall be treated as cancelled and be subject to the cancellation fee.

- We shall be entitled to vary the interest rate /Discount Rate /commission (where applicable) from time to time by notification to you.

3.1 **SECURITIES**

The Facility(ies) together with all other moneys, obligations and liabilities which may be due, owing or payable by you to us from time to time shall be secured by the following securities:

- Guarantee:

  (a) The existing corporate guarantee dated 5 Aug 2019 from CAMPAIGN COMPLETE SOLUTIONS PTE. LTD. (the "Corporate Guarantor").

  (b) The existing joint and several personal guarantee dated 5 Aug 2019 from Poo Kow Peok, Poo Chen Boon and Poo Chong Hee (collectively, the "Individual Guarantors").

In this connection, the Corporate Guarantor and the Individual Guarantors shall confirm its/their agreement to continue to stand as guarantors by signing and returning to us the confirmation in this facility letter.

4.1 **CONDITIONS PRECEDENT**

(a) Unless otherwise determined by us, the Facility(ies) will be available for your utilisation only after we have received and found satisfactory:-

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

- this facility letter duly accepted by your authorised signatories, the Corporate Guarantor and the Individual Guarantors;
- certified true extract by a Director and Company Secretary of your board of directors' resolutions or such other equivalent document(s) accepting this facility letter;
- certified true extract by a Director and Company Secretary of the Corporate Guarantor's board of directors' resolutions or such other equivalent document(s) together with the specimen signature of each authorised signatory;
- certified true extract by a Director and Company Secretary of the Corporate Guarantor's shareholders' resolutions or such other equivalent document(s);
- written confirmation of approval from the insurers / Enterprise Singapore (where applicable);
- all legal and security documents duly executed together with notices of assignment, where required; and
- insurance policies, cover notes and insurance premium receipts and such other documentation (whether legal, security or otherwise), confirmation of the fulfilment of such other requirements (including stamping, registration and other conditions precedent) as may be required by us.

(b) Our obligation to advance any moneys or to incur any liabilities pursuant to this facility letter is subject to the further condition that on the date of the relevant drawdown notice and on each relevant drawdown or transaction date, there being no event or circumstances which could affect our decision or willingness to advance any moneys or to incur any liabilities pursuant to this facility letter.

5.1 **OTHER CONDITIONS**

- Adjusted Tangible Net Worth: You shall at all times maintain an Adjusted Tangible Net Worth of not less than S$1,000,000/-. "Adjusted Tangible Net Worth" means the aggregate of your paid-up capital, capital reserves, revenue reserves/ retained earnings including amount due to directors/ shareholders/ related parties, less amount owing by directors/ shareholders/ related parties and shall exclude any amount attributable to goodwill and deferred liabilities.
- Debt Service Coverage Ratio: You shall at all times maintain a minimum Debt Service Coverage Ratio of 1.00 times. "Debt Service Coverage Ratio" means in respect of any financial year, the ratio of net profit after tax, plus depreciation, amortisation and interest expenses divided by the sum of interest expenses incurred for that financial year and the principal payable in the following financial year.

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

- You shall ensure that any loan(s) to you by your directors, shareholders and related corporations from time to time shall be subordinated to all monies and liabilities owing to us under the Facility(ies) and you will not repay any such loan or any part thereof or any interest thereon without our prior written consent.

- You shall open and maintain an operating account with us.

- EFS: You shall at all times during the tenor of the EFS Facility(ies) meet the eligibility criteria (including those on shareholdings and ownership) applicable for the Enterprise Financing Scheme as stipulated from time to time by Enterprise Singapore, unless Enterprise Singapore's prior written approval for any deviation therefrom is obtained.

  You acknowledge and agree that we shall have full recourse against you, your security provider(s) and any collateral provided for the full repayment of the Facility(ies) and all sums outstanding thereunder.

- The Facility(ies) shall also be subject to such other terms and conditions customary for financing of this nature and legal documentation required by and acceptable to us.

6.1 STANDARD TERMS AND CONDITIONS

The enclosed Standard Terms And Conditions Governing Facilities And Transactions and all addendums / supplements thereto ("**Standard Conditions**") shall apply to the Facility(ies) provided that all references in the Standard Conditions to "Local Enterprise Finance Scheme Facilities ("LEFS Facilities")" and "LEFS Facilities" shall be deleted and replaced with "Enterprise Financing Scheme Facilities ("EFS Facilities") and "EFS Facilities" respectively. In the event of inconsistency, this facility letter shall prevail. Terms used in this facility letter shall have the meaning as defined in the Standard Conditions.

Should the above offer meet with your acceptance, please return the duplicate of this facility letter duly signed and all required documents to us. This offer shall lapse if it is not accepted within 14 days from the date of this letter unless otherwise extended by us.

We are pleased to be of service to you.

Yours faithfully

LOW KIA MIN
SENIOR VICE PRESIDENT
INSTITUTIONAL BANKING GROUP

BSU/SC/YLG
00000035569-0000-SG (03)

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

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IFSC PTE. LTD.
BANKING FACILITY(IES)
26 May 2020

ACCEPTANCE

I/We hereby confirm acceptance of the offer of the Facility(ies) on the terms and conditions as stated in the facility letter. I/We also confirm that I/we have obtained independent legal advice in respect of the transactions contemplated under or in connection with the facility letter and the security documents specified in the facility letter.

Additionally, by signing and accepting this facility letter, I/we confirm that I/we have read, fully understood and accept the Standard Conditions (in particular, the provisions relating to the collection, processing, use and disclosure of personal data).

I/We enclose a certified true extract of my/our board resolutions or (in the case of an entity other than a company) certified true copies of equivalent documents evidencing my/our acceptance of the above offer.

Please disburse the Facility(ies) into my/our DBS current account no: [redacted]

I/We authorise you to debit my/our DBS Current account no(s): [redacted]
for the monthly instalments payable as well as interest, fees, insurance premiums, expenses or such other sums that may be payable in connection with the Facility(ies) as stated in the facility letter.

For and on behalf of
IFSC PTE. LTD.

Name(s) : ALOYSIUS CHONG
Designation(s) : DIRECTOR
Date :

IFSC PTE. LTD.
BANKING FACILITY(IES)
26 May 2020

4. Any consent given pursuant to this confirmation in relation to personal data shall survive death, incapacity, bankruptcy or insolvency of any such individual and the termination or expiration of the Guarantee.

Name : Poo Kow Peok
NRIC No : [redacted]
Date :

Name : Poo Chen Boon
NRIC No : [redacted]
Date :

Name : Poo Chong Hee
NRIC No : [redacted]
Date :

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

Certified True Extract of Resolutions Passed By the Board of Directors of

IFSC PTE. LTD. **("the Company")**

on ______________
(Date)

ACCEPTANCE OF BANKING FACILITY(IES)

RESOLVED THAT:

(1) The Company accepts the offer of banking facility(ies) (the "Facility(ies)") from DBS Bank Ltd. (the "Bank") on the terms and conditions of the Bank's facility letter dated 26 May 2020 (the "Facility Letter") (as may be amended, varied, supplemented and/or replaced from time to time).

(2) Any ONE *(insert number)* of the following persons (collectively, the "Authorised Signatories") be authorised to do the following things in the Company's name and for and on behalf of the Company (which persons are and will be so authorised until the Bank receives a certified copy of the board resolution of the Company providing otherwise):

Name of Authorised Signatories	Designation	Specimen Signature*
TAN SEOW HWEE	DIRECTOR	[signature]
ALOYSIUS CHONG	DIRECTOR	[signature]

**specimen signatures not required where Authorised Signatories named are existing authorised signatories to the company's accounts maintained with DBS*

(i) to negotiate, accept, sign, and deliver to the Bank the Facility Letter and any letter, agreement, form, notice or other documents required by the Bank or expedient in relation to the Facility(ies) (collectively "Documents");

(ii) to negotiate and accept any future revision or variation of the Facility(ies) and any future amendment, supplement or replacement of the Facility Letter and/or any of the Documents (which acceptance shall be conclusively evidenced by the signature(s) of the Authorised Signatory(ies)); and

(iii) without prejudice to any of the Company's existing mandate to the Bank, to instruct and authorise the Bank to debit the Company's DBS Current account specified in the Facility Letter for the monthly instalments as well as interests, fees, insurance premiums, expenses and such other sums that may be payable in connection with the Facility(ies) as contemplated in the Facility Letter and any Documents.

(3) The Common Seal of the Company be affixed to any deed, instrument or document as may be required in connection with the Facility(ies), the collateral and/or supports in accordance with the Articles of Association/Constitution of the Company. Further, and in the alternative, any Director and the Company Secretary or any two Directors of the Company be authorised on behalf of the Company to execute any such documents in accordance with the Companies Act.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → ALOYSIUS CHONG
*Signature & Name of *~~Chairman~~ / Director*

Please Sign → TAN SEOW HWEE
*Signature & Name of * Director / ~~Secretary~~*

** Delete where inapplicable*

BSU/SC/YLG
00000035569-0000-SG (03)

Certified True Extract of Resolution Passed By the Board of Directors of

CAMPAIGN COMPLETE SOLUTIONS PTE. LTD. **(the "Company")**

on ______________
(Date)

RESOLVED THAT:

(1) The Company hereby agrees that the existing guarantee (the "Guarantee") executed in favour of DBS Bank Ltd (the "Bank") as security for payment of all monies and liabilities owing by IFSC PTE. LTD. (the "Borrower") to the Bank shall extend to cover and secure all monies owing or payable (whether actual or contingent) to the Bank under the terms and conditions of the Bank's facility letter dated 26 May 2020 (the "Facility Letter") to the Borrower (as amended, varied, supplemented and/or replaced from time to time).

(2) Any ONE *(insert number)* of the following persons (collectively, the "Authorised Signatories") be authorised to do the following things in the Company's name and for and on behalf of the Company (which persons are and will be so authorised until the Bank receives a certified copy of the board resolution of the Company providing otherwise):

Name of Authorised Signatories	Designation	Specimen Signature*
CHEAH KIM SONG	DIRECTOR	[signature]

****specimen signatures not required where Authorised Signatories named are existing authorised signatories to the company's accounts maintained with DBS***

(i) to negotiate, accept, sign, and deliver to the Bank the confirmation of the Guarantee and any letter, agreement, form, notice, acceptance, confirmation or other documents required by the Bank or expedient in relation to the Guarantee; and

(ii) to negotiate, accept and sign any future revision or variation of the Guarantee and any future amendment, supplement or replacement of the Guarantee and any future confirmation of the continued validity and effect of the Guarantee in relation to any variation of the Facility Letter and/or the terms thereunder (which acceptance shall be conclusively evidenced by the signature(s) of the Authorised Signatory(ies)).

(3) The Company is solvent and it is in the interests of and for the commercial benefit of the Company to confirm the continued validity and effect of the obligations to be undertaken by it under the Guarantee in relation to the Facility Letter, and to execute the confirmation of the Guarantee.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → ....

*Signature & Name of *Chairman / Director*

Please Sign → ....

*Signature & Name of *~~Director~~ / Secretary*

** Delete where inapplicable*

BSU/SC/YLG
00000035569-0000-SG (02)

Certified True Extract of Shareholders' Resolutions

passed by the Members of CAMPAIGN COMPLETE SOLUTIONS PTE. LTD. **(the "Company")**

in Extraordinary General Meeting held on ________________
(Date)

RESOLVED THAT:

(1) The Company hereby agrees that the existing guarantee (the "Guarantee") executed in favour of DBS Bank Ltd (the "Bank") as security for payment of all monies and liabilities owing by IFSC PTE. LTD. (the "Borrower") to the Bank shall extend to cover and secure all monies owing or payable (whether actual or contingent) to the Bank under the terms and conditions of the Bank's facility letter dated 26 May 2020 (the "Facility Letter") to the Borrower (as amended, varied, supplemented and/or replaced from time to time).

(2) The Company is solvent and it is in the interests of and for the commercial benefit of the Company to confirm the continued validity and effect of the obligations to be undertaken by it under the Guarantee in relation to the Facility Letter, and to execute the confirmation of the Guarantee.

(3) The directors of the Company be instructed to consider, resolve upon and ratify all matters in connection with the provision of the Guarantee which they consider appropriate.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → ....
*Signature & Name of *Chairman Director*

Please Sign → ....
*Signature & Name of *Director Secretary*

** Delete where inapplicable*

BSU/SC/YLG
00000035569-0000-SG (02)